Dreyfus
Large Company
Value Fund
Annual Report



October 31, 1997

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report of the Dreyfus Large Company Value Fund, a Dreyfus Growth & Value Fund, for the fiscal year ended October 31, 1997. Over this period, your Fund produced a total return of 25.29%* which compares with a total return of 32.10% for the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500")** and 29.70% for the Standard and Poor's Barra Value Index.***

   While the performance results of the Fund during the measurement period trailed those of the S&P 500 Index and the S&P Barra Value Index, we believe that the valuation of these major market benchmarks was excessive during this period. We therefore sought to construct an investment portfolio with a relatively low correlation to these indices. In doing so, we believed that the risk level of the Fund was significantly lower than that of these benchmarks.

ECONOMIC REVIEW
   The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product (the "GDP") growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

   Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

MARKET OVERVIEW
   Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997, saw solid gains. Measured by price changes alone, excluding income, the Dow Jones Industrial Average gained 23.58% for the 12 months, the S&P 500, 29.96%, the Nasdaq Composite, 30.43% and the Russell 2000, 27.52%. These were the gains after the drop of the last week in October, and before counting the rebound that occurred in the first week of November.

   In retrospect, it is apparent that stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies, such as those listed in the Russell 2000 Index, gained ground.

   As autumn leaves began to turn, the stock market as a whole regained its wind--but not for long. The relatively high valuations that had prevailed were vulnerable to any major unpleasant surprise. That came in late October from an unexpected source--the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.

   Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

   When the Dow Jones index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.

   The influx of investors into stocks when prices dipped was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long term when their prices are attractive, despite the recent volatility of market averages.

VALUE INVESTING
   We believe value stocks can be an important part of an investment portfolio for a number of reasons.

   First, stocks with low valuations theoretically have, by definition, more upside potential than downside risk. Buying value stocks is akin to buying clothes at wholesale prices or on sale instead of paying full retail. While growth of sales and earnings are important--and we do believe in buying growing companies--the price paid for this growth is critical as well. We want to buy this growth at bargain prices.

   Second, many analysts have low expectations for the earnings growth rate of value stocks, resulting in the low valuations assigned to these securities. Low growth expectations tend to be easier for management to meet or even exceed than high expectations.

   Third, value investors tend to work more with actual data and with near-term projections when analyzing companies. Obviously, this type of data is more accurate than long-term forecasts. There are too many variables which can impact the long term.

   Fourth, value stocks possess a number of favorable characteristics: higher dividends, more stock repurchases, more takeovers, and more restructurings. Dividends are cash, usually paid out quarterly to common stock shareholders. Dividends may be the only actual tangible return to the common stock shareholder from the company. To realize more value than the dividend, the stock must be sold to another investor. Theoretically, if shareholders could not sell a stock (which of course they can), investors would only buy stocks that paid a cash dividend. Next, companies selling at low valuations usually have the option to repurchase their own stock with any available cash and add to earnings in the process. When management repurchases a company's stock, it provides demand for that stock, forcing the price higher, everything else being equal. Regarding takeovers, these tend to happen to inexpensively priced companies, in whatever way a potential buyer might define this value. Finally, restructurings tend to occur with value stocks because these companies often tend to have a problem which needs to be fixed. It is the opportunity to fix a problem and in the process of fixing this problem (usually through some sort of restructuring of the company) that value is realized.

   Value stocks are often ignored by Wall Street analysts. It is much easier for analysts to promote a glamour stock with a simple story, even if that story is already universally known and recognized in the stock price. This lack of attention and focus by Wall Street provides a decided advantage for relatively undiscovered or underfollowed value stocks.

   Real money in the stock market is not made by following the herd of other investors, copying what they have already done and where money has already been made. Real money is made leading this herd. As the herd follows, demand for the security is increased, resulting in higher prices.

PORTFOLIO STRATEGY
   In order to identify value, we generally select securities for the Fund based on a three-pronged approach. First, a computer screening model is used to identify companies with a forward earnings yield (next 12 months' earnings divided by the current market price) that is greater than the current yield of the five-year U.S. Treasury bond. Second, another computer model seeks to identify those companies that offer the best exposure to the current market and economic environment. Third, we review potential investments with our team of Dreyfus security analysts to identify a catalyst that could realize the value inherent in the security and increase the price of the stock.

   In terms of constructing a portfolio of stocks, the Fund generally avoids significantly overweighting or underweighting any given economic sector relative to the exposure of the S&P 500 Index to that sector. This strategy focuses the Fund on selecting the potentially best securities within each given sector of the economy. The Fund attempts to avoid trying to decide which sector will be favored over the near term by the stock market since we believe this preference is too often random.

   The Fund typically sells a stock when its earnings yield falls below the 90-day U.S. Treasury yield, when a stock appears to be poorly exposed to the current market or economic environment, when the portfolio manager, working with our analysts, believes it represents a potentially deteriorating investment based on our fundamental research, or when the stock market emphatically indicates that our investment thesis is incorrect.

PORTFOLIO REVIEW
   Investment results during this annual period benefited from holdings such as Intel, Storage Technology, Pennzoil, Bankers Trust New York, Equitable, Watson Pharmaceuticals, Cooper Cameron, Xerox, Dayton Hudson, and Meyer (Fred). These securities had been undervalued by the marketplace for a variety of reasons, and began to either correct investor misperceptions or solve fundamental problems during the annual period, resulting in significant price appreciation. Relative performance results were penalized by holdings including First Brands, Fruit of the Loom CI.S, La Quinta Inns, 3COM, Applied Materials, Micron Technology, Aetna, Biogen, Millennium Chemicals, and Caterpillar. While we believed these securities to be undervalued by the marketplace at purchase, for various reasons these values either remained unrealized at the end of the annual period, or we redirected the assets into new ideas with greater perceived potential.

   Thank you for entrusting Dreyfus with the management of your investments.

                                                     Sincerely,

                                                     Timothy M. Ghriskey
                                                     Portfolio Manager
November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Composite Stock Price Index that have low price-to-book ratios. It is designed so that approximately 50% of the S&P 500's market capitalization is in the Value Index.

Dreyfus Large Company Value Fund                              October 31, 1997
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY
    VALUE FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                                          $21,466
                                                          Standard & Poor's 500
                                                          Composite Stock
                                                          Price Index*
                                                          $21,385
                                                          Dreyfus Large Company
                                                          Value Fund
Dollars

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-------------------------------------------------------------------------------

                One Year Ended                     From Inception (12/29/93)
               October 31, 1997                      to October 31, 1997
               ----------------                    -------------------------
                     25.29%                                 21.89%

-----------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Large Company Value Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997


Common Stocks--93.7%                                                                    Shares          Value
-------------------------------------------------------------------------------    --------------   --------------
        Consumer Durables--3.2%  General Motors................................         37,200      $    2,387,775
                                 Whirlpool.....................................         44,800           2,716,000
                                                                                                    --------------
                                                                                                         5,103,775
                                                                                                    --------------

    Consumer Non-Durables--9.6%  Cadbury Schweppes, A.D.R......................        295,000           2,962,095
                                 Dean Foods....................................         55,000           2,602,188
                                 Kimberly-Clark................................         57,400           2,981,213
                                 Philip Morris.................................         60,600           2,401,275
                                 RJR Nabisco Holdings..........................         75,700           2,398,744
                                 Warnaco Group, Cl. A..........................         79,000           2,231,750
                                                                                                    --------------
                                                                                                        15,577,265
                                                                                                    --------------

        Consumer Services--4.7%  Circus Circus Enterprises..................(a)        116,400           2,589,900
                                 Harte-Hanks Communications....................         64,400           2,237,900
                                 La Quinta Inns................................        154,700           2,765,263
                                                                                                    --------------
                                                                                                         7,593,063
                                                                                                    --------------

   Electronic Technology--14.3%  3COM  .....................................(a)         52,600           2,179,613
                                 Adaptec....................................(a)         56,200           2,722,188
                                 Applied Materials..........................(a)         50,800           1,695,450
                                 Boeing........................................         49,560           2,372,685
                                 Cabletron Systems..........................(a)         77,000           2,233,000
                                 International Business Machines...............         25,900           2,539,819
                                 Lockheed Martin...............................         22,500           2,138,907
                                 Micron Electronics.........................(a)        145,000           2,011,875
                                 Micron Technology..........................(a)         73,000           1,957,313
                                 Storage Technology.........................(a)         55,600           3,263,025
                                                                                                    --------------
                                                                                                        23,113,875
                                                                                                    --------------

          Energy Minerals--6.2%  Mobil.........................................         29,500           2,147,969
                                 Phillips Petroleum............................         52,900           2,559,037
                                 Tosco ........................................         77,700           2,564,100
                                 USX-Marathon Group............................         76,000           2,717,000
                                                                                                   ---------------
                                                                                                         9,988,106
                                                                                                   ---------------

                 Finance--16.8%  Allstate......................................         30,300           2,513,006
                                 BankAmerica...................................         36,200           2,588,300
                                 Bankers Trust New York........................         21,200           2,501,600
                                 Chase Manhattan...............................         20,500           2,365,187
                                 Equitable.....................................         64,700           2,664,831
                                 First Union...................................         53,300           2,615,031
                                 Fleet Financial Group.........................         33,800           2,173,762
                                 Grupo Financiero Banamex Accival, Cl.B.....(a)        952,900           1,881,991
                                 Instituto Bancario San Paolo di Torino........        360,000           2,708,399
                                 NationsBank...................................         43,000           2,574,625
                                 Travelers Group...............................         38,800           2,716,000
                                                                                                    --------------
                                                                                                        27,302,732
                                                                                                    --------------


Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


Common Stocks (continued)                                                              Shares          Value
-------------------------------------------------------------------------------   --------------   ------------
          Health Services--4.7%  Allegiance....................................        76,580      $  2,125,095
                                 Manor Care....................................        85,700         2,940,581
                                 PacifiCare Health Systems, Ser. B..........(a)        40,500         2,622,375
                                                                                                   ------------
                                                                                                      7,688,051
                                                                                                   ------------

        Health Technology--4.8%  Allergan......................................        82,000         2,700,875
                                 Biogen.....................................(a)        81,800         2,740,300
                                 Genzyme....................................(a)        88,900         2,433,637
                                                                                                   ------------
                                                                                                      7,874,812
                                                                                                   ------------

      Industrial Services--1.9%  Cooper Cameron.............................(a)        42,000         3,034,500
                                                                                                   ------------

      Non-Energy Minerals--2.0%  Georgia-Pacific...............................        21,200         1,798,025
                                 ISPAT International, N.V...................(a)        54,700         1,384,594
                                                                                                   ------------
                                                                                                      3,182,619
                                                                                                   ------------

       Process Industries--4.6%  Owens-Illinois.............................(a)        71,300         2,459,850
                                 Premark International.........................        87,000         2,354,437
                                 Temple-Inland.................................        45,500         2,610,563
                                                                                                   ------------
                                                                                                      7,424,850
                                                                                                   ------------

   Producer Manufacturing--7.2%  Caterpillar...................................        48,000         2,460,000
                                 Ingersoll-Rand................................        63,700         2,480,319
                                 Philips Electronics, N.V......................        27,000         2,116,125
                                 Raychem.......................................        21,400         1,938,038
                                 Xerox ........................................        33,900         2,688,694
                                                                                                   ------------
                                                                                                     11,683,176
                                                                                                   ------------

             Retail Trade--4.8%  Dayton Hudson.................................        38,500         2,418,281
                                 Federated Department Stores................(a)        56,600         2,490,400
                                 Meyer (Fred)...............................(a)       101,600         2,901,950
                                                                                                   ------------
                                                                                                      7,810,631
                                                                                                   ------------

           Transportation--1.6%  CSX...........................................        47,200         2,581,250
                                                                                                   ------------

                Utilities--7.3%  China Light & Power...........................       556,000         2,927,451
                                 Coastal.......................................        43,500         2,615,437
                                 Empresa Nacional Electricidad, A.D.R..........       113,600         2,286,200
                                 Telecomunicacoes Brasileiras S.A., A.D.R......        19,400         1,969,100
                                 Companhia de Saneamento Basico do
                                    Estado de San Paulo........................        10,700         1,979,684
                                                                                                   ------------
                                                                                                     11,777,872
                                                                                                   ------------
                                 TOTAL COMMON STOCKS
                                    (cost $143,571,323)........................                    $151,736,577
                                                                                                   ------------
                                                                                                   ------------



Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997


Preferred Stocks--1.1%                                                                  Shares          Value
-------------------------------------------------------------------------------    ------------    ------------
              Energy Minerals;   Petroleo Brasileiro S.A.
                                    (cost $2,152,100)..........................      9,600,000     $  1,784,872
                                                                                                   ------------
                                                                                                   ------------

                                                                                    Principal
Short-Term Investments--5.2%                                                         Amount
-------------------------------------------------------------------------------   -------------
          U.S. Treasury Bills:   4.93%, 1/2/1998...............................   $    308,000     $    305,345
                                 4.97%, 1/8/1998...............................      2,556,000        2,531,539
                                 4.91%, 1/15/1998..............................      2,317,000        2,292,533
                                 5.11%, 1/22/1998..............................      3,307,000        3,268,010
                                                                                                   ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $8,399,234)..........................                    $  8,397,427
                                                                                                   ------------
                                                                                                   ------------
TOTAL INVESTMENTS (cost $154,122,657)..........................................          100.0%    $161,918,876
                                                                                        -------    ------------
                                                                                        -------    ------------
CASH AND RECEIVABLES (NET).....................................................             .0%    $     40,898
                                                                                        -------    ------------
                                                                                        -------    ------------
NET ASSETS.....................................................................          100.0%    $161,959,774
                                                                                        -------    ------------
                                                                                        -------    ------------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a)   Non-income producing.




                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997


                                                                                              Cost             Value
                                                                                         -------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments    $154,122,657      $161,918,876
                              Cash.............................................                                 130,788
                              Receivable for shares of Common Stock subscribed.                                 208,709
                              Dividends and interest receivable................                                 117,965
                              Prepaid expenses.................................                                  52,783
                                                                                                           ------------
                                                                                                            162,429,121
                                                                                                           ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                 109,514
                              Due to Distributor...............................                                  35,475
                              Payable for shares of Common Stock redeemed......                                 257,340
                              Accrued expenses.................................                                  67,018
                                                                                                           ------------
                                                                                                                469,347
                                                                                                           ------------

NET ASSETS.....................................................................                            $161,959,774
                                                                                                           ------------
                                                                                                           ------------
REPRESENTED BY:               Paid-in capital..................................                            $145,889,241
                              Accumulated undistributed investment income--net..                                291,381
                              Accumulated net realized  gain (loss) on investments,
                                forward currency exchange contracts and
                                foreign currency transactions..................                               7,982,789
                              Accumulated net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions..                               7,796,363
                                                                                                           ------------
NET ASSETS.....................................................................                            $161,959,774
                                                                                                           ------------
                                                                                                           ------------

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                              7,584,349

NET ASSET VALUE, offering and redemption price per share--Note 3(d).............                                $21.35
                                                                                                                ------
                                                                                                                ------


                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $24,274 foreign taxes
                                withheld at source)......................         $ 1,406,989
                              Interest...................................             214,703
                                                                                  -----------
                                Total Income.............................                                 $ 1,621,692


EXPENSES:                     Management fee--Note 3(a)..................             745,927
                              Shareholder servicing costs--Note 3(b).....             353,146
                              Registration fees..........................              72,622
                              Custodian fees--Note 3(b)..................              32,356
                              Professional fees..........................              26,078
                              Prospectus and shareholders' reports.......              20,523
                              Directors' fees and expenses--Note 3(c)....              10,159
                              Miscellaneous..............................               7,603
                                                                                  -----------
                                Total Expenses...........................           1,268,414

                              Less--reduction in management fee due to
                                undertaking--Note 3(a)...................             (54,892)
                                                                                  -----------
                                Net Expenses.............................                                   1,213,522
                                                                                                          -----------

INVESTMENT INCOME--NET...................................................                                     408,170
                                                                                                          -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............         $ 7,964,889
                              Net realized gain (loss) on forward currency
                                exhange contracts
                                   Short transactions....................              18,706
                                                                                  -----------
                                Net Realized Gain (Loss).................                                   7,983,595
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions                               5,923,746
                                                                                                          -----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                  13,907,341
                                                                                                          -----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                 $14,315,511
                                                                                                          -----------
                                                                                                          -----------


                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                 Year Ended        Year Ended
                                                                              October 31, 1997  October 31, 1996
                                                                              ----------------  ----------------
OPERATIONS:
  Investment income--net......................................................  $    408,170     $    167,322
  Net realized gain (loss) on investments.....................................     7,983,595        2,354,531
  Net unrealized appreciation (depreciation) on investments...................     5,923,746        1,553,523
                                                                                ------------     ------------

    Net Increase (Decrease) in Net Assets Resulting from Operations...........    14,315,511        4,075,376
                                                                                ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net......................................................      (262,874)         (91,396)
  Net realized gain on investments............................................    (2,353,920)        (870,438)
                                                                                ------------     ------------

    Total Dividends...........................................................    (2,616,794)        (961,834)
                                                                                ------------     ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold...............................................   172,616,707       34,849,269
  Dividends reinvested........................................................     2,254,119          961,690
  Cost of shares redeemed.....................................................   (58,796,553)     (11,424,820)
                                                                                ------------     ------------
    Increase (Decrease) in Net Assets from Capital Stock Transactions.........   116,074,273       24,386,139
                                                                                ------------     ------------

      Total Increase (Decrease) in Net Assets.................................   127,772,990       27,499,681

NET ASSETS:
  Beginning of Period.........................................................    34,186,784        6,687,103
                                                                                ------------     ------------
  End of Period...............................................................  $161,959,774     $ 34,186,784
                                                                                ------------     ------------
                                                                                ------------     ------------

Undistributed investment income--net..........................................  $    291,381     $    146,085
                                                                                ------------     ------------

                                                                                    Shares           Shares
                                                                                ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................     8,530,858        2,046,872
  Shares issued for dividends reinvested......................................       121,976           65,600
  Shares redeemed.............................................................    (2,962,260)        (651,191)
                                                                                ------------     ------------

    Net Increase (Decrease) in Shares Outstanding.............................     5,690,574        1,461,281
                                                                                ------------     ------------
                                                                                ------------     ------------



                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements.



                                                                               Year Ended October 31,
                                                                     -------------------------------------------
PER SHARE DATA:                                                       1997        1996        1995        1994(1)
                                                                     ------      ------      ------      --------
   Net asset value, beginning of period.......................       $18.05      $15.46      $12.63       $12.50
                                                                     ------      ------      ------       ------
   Investment Operations:
   Investment income--net.....................................          .07         .12         .22          .26
   Net realized and unrealized gain (loss) on investments.....         4.33        4.68        2.93         (.13)
                                                                     ------      ------      ------       ------
   Total from Investment Operations...........................         4.40        4.80        3.15         .13
                                                                     ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net......................         (.11)       (.21)       (.32)         --
   Dividends from net realized gain on investments............         (.99)      (2.00)       --            --
                                                                     ------      ------      ------       ------
   Total Distributions........................................        (1.10)      (2.21)       (.32)         --
                                                                     ------      ------      ------       ------
   Net asset value, end of period.............................       $21.35      $18.05      $15.46       $12.63
                                                                     ------      ------      ------       ------
                                                                     ------      ------      ------       ------
TOTAL INVESTMENT RETURN.......................................        25.29%      34.35%      25.73%        1.04%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................         1.22%       1.25%        .83%         --
   Ratio of net investment income to average net assets.......          .41%        .93%       1.64%        2.08%(2)
   Decrease reflected in above expense ratios due to undertakings
      by the Manager..........................................          .06%        .32%       1.76%        2.01%(2)
   Portfolio Turnover Rate....................................       110.14%     186.39%     143.61%       48.35%(2)
   Average commission rate paid(3)............................       $.0471      $.0471        --            --
   Net Assets, end of period (000's Omitted)..................     $161,960     $34,187      $6,687       $5,168

-----------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Large Company Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
   The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the lines of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $54,892 during the period ended October 31, 1997.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $248,642 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $71,471 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $32,356 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) Effective March 3, 1997, a 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

   (e) During the period ended October 31, 1997, the Fund incurred total brokerage commissions of $456,429, of which $47,101 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4--Securities Transactions:
   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1997 amounted to $211,093,318 and $104,527,457, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1997, there were no open forward currency exchange contracts.

   (b) At October 31, 1997, accumulated net unrealized appreciation on investments was $7,796,219, consisting of $16,407,565 gross unrealized appreciation and $8,611,346 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Large Company Value Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Large Company Value Fund

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Value Fund, one of the series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Value Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP

New York, New York
December 12, 1997


Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.105 per share as a long-term capital gain distribution of the $1.095 per share paid on December 10, 1996.

   The Fund also designates 12.65% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax return.

Dreyfus Large Company
Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     251AR9710